September 27, 2021

DREYFUS MONEY MARKET FUNDS
Funds Other Than Municipal, Treasury Only and Government Only Money Market Funds

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information contained in the section of the fund's Summary Prospectus and Prospectus entitled "Fund Summary—Principal Investment Strategy" and in the section of the fund's Prospectus entitled "Fund Details—Goal and Approach":

The fund seeks to invest in securities that present minimal credit risk, based on BNY Mellon Investment Adviser's assessment of the issuer's or guarantor's credit quality and capacity to meet its financial obligations, among other factors. As part of the security selection process, where appropriate and as applicable, and to the extent relevant information is available, BNY Mellon Investment Adviser also evaluates whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the cash flows or risk profiles of the issuers or guarantors of the securities in which the fund may invest. In evaluating ESG factors, BNY Mellon Investment Adviser will use ESG research developed by one or more of its affiliates as well as ESG ratings and other material information provided by third parties and the issuers or guarantors of securities in which the fund may invest. When considered material, identified ESG factors are incorporated within BNY Mellon Investment Adviser's credit risk analysis, but BNY Mellon Investment Adviser may determine that other attributes of an investment outweigh ESG considerations when making an investment decision. Further, BNY Mellon Investment Adviser may not consider ESG ratings or other ESG data in connection with every investment decision it makes on behalf of the fund. As a result, securities of issuers or securities guaranteed by guarantors that may be negatively impacted by ESG factors may be purchased and retained by the fund, while the fund may divest or not invest in securities of issuers or securities guaranteed by guarantors that may be positively impacted by such factors.

The following information supplements the information contained in the section of the fund's Summary Prospectus and Prospectus entitled "Fund Summary—Principal Risks" and in the section of the fund's Prospectus entitled "Fund Details—Investment Risks":

•	ESG evaluation risk. The fund's incorporation of ESG considerations into its investment approach may cause it to make different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund’s exposure to certain sectors and/or types of investments, and may adversely impact the fund’s performance depending on whether such sectors or investments are in or out of favor in the market. BNY Mellon Investment Adviser’s security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain issuers and guarantors and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data for issuers and guarantors, including the issuers and guarantors themselves. ESG data from data providers used by BNY Mellon Investment Adviser often lacks standardization, consistency and transparency, and for certain issuers and guarantors, such data, including ESG ratings and scores, may not be available, complete or accurate. BNY Mellon Investment Adviser’s evaluation of ESG factors relevant to the cash flows or risk profile of a

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particular issuer or guarantor of securities, or otherwise, may be adversely affected in such instances. As a result, the fund’s investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

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